UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 25, 2007
                                                -----------------
                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)   Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02  Results of Operations and Financial Condition.

On January 28, 2007, SJW Corp. (the "Company") announced its financial results for the quarter ended December 31, 2006. A copy of the press release announcing these financial results is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

(e) On January 25, 2007, the Executive Compensation Committee of the Board of Directors of the Company awarded performance-based restricted stock units covering 7,000 shares of the Company's Common Stock to W. Richard Roth, the Company's President and Chief Executive Officer, under the Company's Long-Term Incentive Plan. Each unit will entitle Mr. Roth to receive one share of the Company's Common Stock when that unit vests. The vesting schedule is tied to the Company's attainment of a pre-defined level of total shareholder return measured over a three-year performance period commencing January 1, 2007. If such performance objective is attained, the 7,000 underlying shares of Common Stock will be issued to Mr. Roth in January 2010.
However, such units will be automatically converted into straight service-vesting units upon certain changes in control prior to the completion of the performance period. In addition, the units will vest in full on an accelerated basis upon Mr. Roth's termination of employment with the Company under certain prescribed circumstances. The award does not include dividend equivalent rights. The Executive Compensation Committee of the Board of Directors of the Company also awarded Mr. Roth Restricted Stock Units covering an aggregate of 14,000 shares of the Company's Common Stock, which vest in three successive equal annual installments upon his completion of each year of service with the Company over the three-year period measured from the January 25, 2007 award date.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
Number     Description of Document
--------   ------------------------
99.1      Press Release issued by SJW Corp., dated January 28,
	    2007, announcing a Dividend Increase and the Fourth
	    Quarter Financial Results.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
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January 30, 2007            /s/Angela Yip
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                            Angela Yip, Chief Financial Officer
                            and Treasurer

Exhibit
Number     Description of Document
--------   ------------------------
99.1      Press Release issued by SJW Corp., dated January 28,
	    2007, announcing a Dividend Increase and the Fourth
	    Quarter Financial Results.